Exhibit 32.2

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     I, Charles D. Hamm, Chief Financial Officer and Treasurer of ProCentury Corporation (the “Company”), certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) amendment no. 1 to the quarterly report on Form 10-Q/A of the Company for the period ended March 31, 2004 which this certification accompanies fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in amendment no. 1 to the quarterly report on Form 10-Q/A fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Charles D. Hamm

Charles D. Hamm
Chief Financial Officer and Treasurer
August 18, 2004